POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Trust for Advisor Solutions (the “Trust”) hereby appoints Michael J. Belland, Gregory C. Bakken, and Stacie L. Lamb, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 30th day of August, 2016.

/s/ Thomas Mann
Thomas Mann

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Trust for Advisor Solutions (the “Trust”) hereby appoints Michael J. Belland, Gregory C. Bakken, and Stacie L. Lamb, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 30th day of August, 2016.

/s/ Steve E. Moss
Steve E. Moss

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Trust for Advisor Solutions (the “Trust”) hereby appoints Michael J. Belland, Gregory C. Bakken, and Stacie L. Lamb, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 30th day of August, 2016.

/s/ Gregory S. Sellers
Gregory S. Sellers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Trust for Advisor Solutions (the “Trust”) hereby appoints Michael J. Belland, Gregory C. Bakken, and Stacie L. Lamb, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 30th day of August, 2016.

/s/ H. Alexander Holmes
H. Alexander Holmes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of Trust for Advisor Solutions (the “Trust”) hereby appoints Michael J. Belland, Gregory C. Bakken, and Stacie L. Lamb, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 30th day of August, 2016.

/s/ Michael Weckwerth
Michael Weckwerth

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Trust for Advisor Solutions (the “Trust”) hereby appoints Michael J. Belland and Stacie L. Lamb, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as an officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned officer hereby executes this Power of Attorney as of the 30th day of August, 2016.

/s/ Gregory C. Bakken
Gregory C. Bakken

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Trust for Advisor Solutions (the “Trust”) hereby appoints Michael J. Belland and Gregory C. Bakken, each an officer of the Trust, each individually with power of substitution or resubstitution, her true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as an officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned officer hereby executes this Power of Attorney as of the 30th day of August, 2016.

/s/ Stacie L. Lamb
Stacie L. Lamb

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Trust for Advisor Solutions (the “Trust”) hereby appoints Gregory C. Bakken and Stacie L. Lamb, each an officer of the Trust, each individually with power of substitution or resubstitution, her true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as an officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned officer hereby executes this Power of Attorney as of the 30th day of August, 2016.

/s/ Michael J. Belland
Michael J. Belland